UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 30, 2014

Bay Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

2329 West Joppa Road, Suite 325, Lutherville, MD		21093
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (410) 494-2580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) amends the Current Report on Form 8-K filed by Bay Bancorp, Inc. (the “Company”) on June 5, 2014 (the “Original Report”), as amended by Amendment No. 1 on Form 8-K filed on August 15, 2014 (the “First Amendment”), to replace in their entirety the financial statements of SFSB, Inc. that were filed with the First Amendment as Exhibit 99.2 because the Company inadvertently omitted therefrom the reports on such financial statements of Stegman & Company and ParenteBeard LLC.  This Second Amendment also includes new consents of Stegman & Company and ParenteBeard LLC as Exhibit 23.1 and Exhibit 23.2, respectively.  Other than as discussed in the preceding sentences, this Second Amendment does not amend any other item or exhibit of the Original Report or First Amendment or purport to provide an update or a discussion of any developments at the Company subsequent to the filing dates of the Original Report or the First Amendment.  All information contained in the Original Report and the First Amendment is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited financial statements of SFSB, Inc. as of and for the year ended December 31, 2013, including the report of its independent accounting firm, Stegman & Company, and the unaudited financial statements of SFSB, Inc. as of and for the three months ended March 31, 2014 and 2013 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)           Pro Forma Financial Information.

The pro forma effect of the Acquisition on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at March 31, 2014, the unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2014 and for the year ended December 31, 2013, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: August 19, 2014	By:	/s/ Kevin B. Cashen
Kevin B. Cashen
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Assumption Agreement, All Deposits, dated as of May 30, 2014, by and between Bay Bank, F.S.B. and the Federal Deposit Insurance Corporation*

23.1	Consent of Stegman & Company (filed herewith)

23.2	Consent of ParenteBeard LLC (filed herewith)

99.1	Press Release dated May 30, 2014*

99.2	Audited and unaudited consolidated financial statements (filed herewith)

99.3	Unaudited pro forma condensed combined financial statements**
  ---------------------------------------------
  *  Filed with the Original Filing.
  ** Filed with the First Amendment.